Exhibit 32.1

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gaia, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2026, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Kiersten Medvedich, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2026

/s/ Kiersten Medvedich
Kiersten Medvedich
Chief Executive Officer
(Principal Executive Officer)

A signed original of the written statement required by Section 906 has been provided to Gaia and will be retained by Gaia and furnished to the Securities and Exchange Commission or its staff upon request.